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                                                                  Exhibit 10(b)


                         [ERNST & YOUNG LLP LETTERHEAD]


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 22, 1996 and April 9, 1996, in Post Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 33-89028) and related Statement of Additional Information of IL Annuity and Insurance Co. Separate Account 1 dated October 22, 1996.



                                        /s/ Ernst & Young LLP
                                        ---------------------

October 21, 1996